16. COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
NOTE 16. COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases certain facilities under long-term, non-cancelable leases and month-to-month leases. These leases are accounted for as operating leases. Rent expense amounted to $1,481,000 and $1,522,000 for the six months ended June 30, 2015 and 2014, respectively, and $713,000 and $745,000for the three months ended June 30, 2015 and 2014, respectively.

Future minimum payments under long-term, non-cancelable leases as of June 30, 2015, are as follows (in thousands):

Year Ending December 31,	Future Minimum Payments
2015 (six months)	$187
2016	588
2017	160
2018	19
2019	—
Total	$954

Legal Proceedings

In the opinion of management, there are no material claims, assessments or litigation pending against the Company.

Other Guarantees

In March 2013, Ganglian Finance Leasing entered into a financing arrangement with CITIC Bank, whereby CITIC Bank agreed to provide up to 50% of the financing to Ganglian Finance Leasing’s lessees of commercial vehicles. Ganglian Finance Leasing agreed to provide a full guarantee to CITIC Bank for such financing and provided a pledge of the ownership of the commercial vehicle to CITIC Bank to secure its guarantees. As of June 30, 2015, the loan balance guaranteed by the Company amounted to $161,000, which was the maximum potential further payment the Company would be obligated to make, in the event that the customer is unable to make the repayment due. Should the Company be required to pay any portion of the loan, it would attempt to recover some or the entire amount from the customer and disposal of pledged commercial vehicles. The Company believes that the possibility of loss is remote.